UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
September 30, 2009

BROADPOINT GLEACHER SECURITIES GROUP, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)
0-14140
(Commission File Number)
22-2655804
(IRS Employer Identification No.)
12 East 49 th Street, 31 st Floor
New York, New York
(Address of Principal Executive Offices)
10017
(Zip Code)
(212) 273-7100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Lease Agreement
     On September 30, 2009, Broadpoint Gleacher Securities Group, Inc. (the “Company”) entered into a lease agreement (the “Lease”) pursuant to which it has leased for a 15-year term (subject to extension) approximately 75,000 rentable square feet of space at 1290 Avenue of the Americas, New York, New York (the “Premises”). The Company expects to occupy these facilities by May 2010, assuming the necessary build-out construction is completed by then.
     The lease term commences on April 1, 2010 and expires on April 30, 2025. The Company has an option to extend the lease term once, for a five-year period, subject to certain limitations and restrictions. The lessors are: HWA 1290 III LLC; HWA 1290 IV LLC; and HWA 1290 V LLC, each of which is a limited liability company organized in Delaware (and are referred to herein collectively as the “Lessors”).
     The Company is obligated to pay base rents, at rates that adjust over the lease term, plus a percentage of increases in operating expenses and real estate taxes. The following table sets forth the Company’s base annual rent to the Lessors for the main office space during the initial term of the Lease:

Year	Annual Rent
1-3	$4,403,136
4-5	$4,589,091
6-7	$4,736,083
8-10	$4,922,038
11	$5,105,778
12-15	$4,436,340
These base rents are subject to certain adjustments.
     The Lessors are obligated to fund specified construction and related activities at the premises. The Company also has a right of first offer to lease additional premises in the building should they become available and certain other rights to lease additional space in years 4-6 and 8-12. The Company may assign the lease or sublet the premises, subject to the Lessors’ consent and other requirements.
     The Company has posted a letter of credit in the amount of $2,100,000 with respect to the One Penn Plaza Lease (defined below). On or prior to May 1, 2010, the Company is required to either deliver an amended letter of credit, or a new letter of credit, for the benefit of the Lessors in the amount of $3,700,000 (the “Security Amount”) to secure the Company’s performance of its obligations under the Lease. The Company shall have the right to reduce the Security Amount over time, subject to certain conditions.
     The foregoing is a summary of certain terms of the Lease, and, by its nature, is incomplete. It is qualified in its entirety by the text of the Lease Agreement, a copy of which will be filed as an exhibit to our Quarterly Report on Form 10-Q for the period ending September 30, 2009 and upon filing will be incorporated herein by reference.
Subordination Agreement and Estoppel, Non-Disturbance and Attornment Agreement
     In connection with the Lease, the Company also entered into a Subordination Agreement and Estoppel, Non-Disturbance and Attornment Agreement (the “Subordination Agreement”) with the Lessors and Bank of America, National Association (the “Lender”). Under the Subordination Agreement, the Company acknowledged that the Lessors are indebted to the Lender under a promissory note which is secured by, among other things, a mortgage on the Premises (the “Mortgage”). Pursuant to the terms of the Subordination Agreement, the Company agreed that the Mortgage is and will remain a lien on the Premises that is superior to the Company’s Lease. In addition, the Lender agreed that if at the time of any foreclosure of the Mortgage the Company is not in breach or default under the Lease, the Lease would not be terminated by reason of the foreclosure and would continue in full force and effect.

Assignment of Lease and Consent
     The text of Item 1.02 of this Current Report on Form 8-K, “Termination of a Material Definitive Agreement,” is incorporated by reference in its entirety into this Item 1.01.
Item 1.02. Termination of a Material Definitive Agreement
     On September 30, 2009, the Company entered into an Assignment of Lease and Consent (the “Assignment Agreement”) with One Penn Plaza LLC and the Lessors in connection with the execution of the Lease described in Item 1.01. Under the assignment agreement, the Company assigned its rights and interests in that certain lease agreement, dated March 21, 1996, as amended (the “One Penn Plaza Lease”), between the Company and One Penn Plaza LLC with respect to the premises located at One Penn Plaza, New York, New York, and the Lessors have agreed to assume the Company’s obligations under the One Penn Plaza Lease. The assignment will become effective on the later of (i) May 30, 2010 and (ii) the thirtieth (30th) day following the date on which the Lessors have substantially completed the build-out construction detailed in the Lease.
     The foregoing is a summary of certain terms of the Assignment Agreement, and, by its nature, is incomplete. It is qualified in its entirety by the text of the Assignment Agreement, a copy of which will be filed as an exhibit to our Quarterly Report on Form 10-Q for the period ending September 30, 2009 and upon filing will be incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The description of the Lease Agreement in “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 2.03. Such description is a summary of certain terms of the Lease, and, by its nature, is incomplete. It is qualified in its entirety by the text of the Lease Agreement, a copy of which will be filed as an exhibit to our Quarterly Report on Form 10-Q for the period ending September 30, 2009 and upon filing will be incorporated herein by reference.
Item 7.01. Regulation FD Disclosure
     On October 6, 2009, and in connection with the arrangements described above, the Company issued a press release announcing that the Company expects to open its new headquarters in the spring of 2010 at 1290 Avenue of the Americas, New York, New York. A copy of this press release is being furnished with this report as Exhibit 99.1 and is incorporated herein by reference.
     The information in Item 7.01 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. The disclosure in this Current Report on Form 8-K, including the Exhibit attached hereto, of any information (financial or otherwise) does not constitute an admission that such information is material.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits.

99.1 — Press Release of Broadpoint Gleacher Securities Group, Inc. dated October 6, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADPOINT GLEACHER SECURITIES GROUP, INC.
By:	/s/ Robert I. Turner
	Name:	Robert I. Turner
	Title:	Chief Financial Officer

Date: October 6, 2009